Other Expenses	12 Months Ended
Dec. 31, 2018
Other Expenses [Abstract]
Other expenses
Other Expenses
For the years ended December 31, 2018 and 2017, the Company recorded $11 million and $29 million of reorganization related costs. In addition, for the year ended December 31, 2017, the Company recorded $4 million of transaction costs related to the acquisition of Aurigen.
For the year ended December 31, 2016, the Company recorded $76 million of transaction related costs and $52 million of reorganization related costs primarily associated with the acquisition of the Company by Exor N.V. The $76 million transaction related costs included $38 million for settlement of share-based awards that fully vested upon the change in control of the Company.